Exhibit 99.2

2 Forward-Looking Statements Statements included that are not historical facts (including any statements concerning plans and objectives of management for future operations or economic performance, or assumptions or forecasts related thereto), are forward-looking statements. These statements can be identified by the use of forward-looking terminology including "forecast," "may," "believe," "will," "expect," "anticipate," "estimate," "continue" or other similar words. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other "forward-looking" information. We and our representatives may from time to time make other oral or written statements that are also forward-looking statements. These forward-looking statements are made based upon management's current plans, expectations, estimates, assumptions and beliefs concerning future events impacting us and therefore involve a number of risks and uncertainties. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. Because these forward-looking statements involve risks and uncertainties, actual results could differ materially from those expressed or implied by these forward-looking statements for a number of important reasons. A discussion of these factors, including risks and uncertainties, is set forth in Martin Midstream's annual and quarterly reports filed from time to time with the Securities and Exchange Commission. Martin Midstream expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events, or otherwise.

3 3 Management Representatives

4 Privately held Corporation (MRMC) owns GP and is based in Kilgore, TX Founded in 1951 by R. S. Martin, Jr. Provides outsourcing solutions for Petroleum products and by-products Transportation Marketing Terminalling Primarily operates in Gulf South and Southeast U.S. 1,950 employees Sales over $3.2 billion (includes public and private company revenue) Corporate Offices - Kilgore, Texas Martin Resource Management Corporation & MMLP

5 Martin Resource Management Corp (MRMC) Martin Transport Martin Product Sales Midstream Fuel Service Martin Underground Storage Berry Petroleum Company Cross Oil Refining & Marketing Martin Asphalt Co. 50% Partnership Cardinal Gas Storage Ican Energy Company 100% of General Partner Interest Martin Midstream Partners - (MMLP:NASDAQ) 5,184,817 Limited Partner Units Martin Midstream Partners - (MMLP:NASDAQ) Martin Midstream Partners L.P. (MMLP:NASDAQ) Primary Business Segments Terminalling and Storage Natural Gas Services Marine Transportation Sulfur Services Corporate Entities - MRMC & MMLP

MRMC & MMLP Corporate Organization Chart 6

7 Aligned of Interests with our Unitholders General Partner (MRMC) owns a 34.9% LP interest and a 2.0% GP interest ~ MRMC is approximately 27.5% employee owned Subordination period ends (& final conversion) in November 2009(1) (1) 850,674 subordinated units convert to common units in 4Q 2009. Public Unitholders 29.2% LP (Common) 5.9% LP (Subordinated) 62.9% LP (Common) 100% 2.0% GP + IDRs Martin Resource Management Corporation General Partner

Martin Midstream Partners L.P. (NASDAQ: MMLP) MRMC owns a 34.9% L.P. interest and a 100% G.P. interest in MMLP MMLP is a publicly-traded, diversified MLP with operations in Natural Gas Services Terminalling and Storage Marine Transportation Sulfur Services MMLP Trading Summary (1) Unit Price: $25.29 Market Cap: $368 million Current Distribution: $0.75 quarterly ($3.00 annually) Current Yield: 11.9% Cash Distributions to LP Unitholders (in millions) 2007: $37.9 2008: $45.7 1H09: $23.7 (1) As of September 14, 2009 8

9 Total Return to Unitholders Since IPO 118.9% CAGR 12.1% Units currently pay $3.00 (11.9% yield) Exceptional Unitholder Returns since IPO As of September 14, 2009

Significant Events for MMLP 2002: $55 million Initial Public Offering at $19.00 per unit 2003: $30 million acquisition of marine terminals along the Texas and Louisiana Gulf Coast from Tesoro Petroleum Company 2004: $32 million follow-on equity offering $27 million acquisition of Neches Industrial Park in Beaumont 2005: $95 million acquisition of Prism Gas Systems marks MMLP's entry into gas gathering and processing business 2006: $100 million follow-on equity offering 2007: $33 million acquisition of Woodlawn Pipeline Co. $58 million follow-on equity offering ~$80 million in organic growth projects 2008: ~$80 million in organic growth projects Ended year with distribution coverage of approximately 1.3x - the highest in the company's history 1H09: ~$25.4 million in organic growth capital expenditures, including delivery of two marine barge vessels 10

11 MMLP Midstream Value Chain Marine Transportation Terminalling & Storage Natural Gas Services Wellhead Crude Oil & Natural Gas Refining & Processing Storage Consumer Sulfur Services Wellhead Refined / Processed Products

12 Sulfur Services Marine Transportation Terminalling and Storage Natural Gas Services 20-25% 25-30% 20-25% 20-25% Percentages in segments based on estimated contribution to 2009 Adjusted EBITDA 12 Diversified Cash Flow Profile

MMLP Asset Map 13

MMLP - Natural Gas Services MMLP's Natural Gas Services segment includes the following key assets Ownership interests in over 669 miles of gathering and transmission pipelines located primarily in East Texas and Northwest Louisiana 50% operating interest in a 285 MMcfd natural gas processing plant with full fractionation capability (14,500 bbls/d) located in East Texas Over 2.1 million barrels of combined NGL storage capacity in LA, MS and TX Profitability Drivers for Natural Gas Services include Sustainable commodity prices Drilling technologies Fractionation capability Contract mix / hedging EBITDA to MMLP (1) (in millions) 2006: $15.2 2007: $21.6 2008: $21.1 1H09: $9.7 (1) Excludes gains (losses) from sale of assets and includes distributable cash from unconsolidated entities. 14

MMLP – Terminalling & Storage

- MMLP's Terminalling & Storage business consists of 23 terminal facilities with an aggregate storage capacity of 3.0 million barrels
  - 17 marine terminals: ~2.6 million barrels of storage capacity
  - 6 inland terminals: ~0.4 million barrels of storage capacity
- Profitability Drivers for Terminalling & Storage include
  - Gulf of Mexico drilling activity
  - Drilling technologies
  - Commodity price outlook / positioning
  - Gulf Coast labor costs
  - EBITDA to MMLP (1) (in millions)
  - 2006: $14.2
  - 2007: $17.1
  - 2008: $21.5
  - 1H09: $11.1



(1) Excludes gains (losses) from sale of assets and gains (losses) from involuntary conversion of assets.

MARTIN MIDSTREAM PARTNERS
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16 Galveston, TX Harbor Island, TX Freeport, TX Port O'Connor, TX Sabine Pass, TX Cameron East, LA Cameron West, LA Venice, LA Galveston Full Service Terminals MMLP - Terminalling & Storage Amelia, LA Berwick, LA Intracoastal City, LA Fourchon, LA Fuel & Lubricant Terminals Intracoastal City

MMLP – Terminalling & Storage

Specialty Petroleum Terminals

Hard to Handle Products such as:

- Asphalt ~ 700,000 bbls
- Distillates ~ 230,000 bbls
- Residual Fuel Oils ~ 190,000 bbls
- Sulfur ~ 162,500 Long Tons
- Sulfuric Acids ~ 420,000 bbls
- Ammonia ~ 342,000 bbls
- Ammonium Thiosulfate ~ 35,000 bbls
- Specialty Terminal Locations:

  Tampa, FL – Asphalt & Sulfur

  Beaumont, TX – Stanolind & Port Neches Facilities, above listed products

  South Houston, TX – Specialty Asphalts

  Omaha, NE – Emulsified Asphalt



Tampa Terminal

MARTIN

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MMLP - Marine Transportation MMLP's Marine Transportation segment includes the following key assets 40 inland marine tank barges 18 inland pushboats 4 offshore tug barge units Profitability Drivers for Marine Transportation include Demand for water-borne transportation as a function economic activity Fleet specific profile (age, type, etc.) Total capacity of market Shipyard and labor costs EBITDA to MMLP (1) (in millions) 2006: $14.6 2007: $16.1 2008: $20.1 1H09: $7.4 (1) Excludes gains (losses) from sale of assets and gains (losses) from involuntary conversion of assets. 18

19 MMLP - Marine Transportation Martin Marine is a "term market player" for inland transportation services Health, Safety & Environmentally minded- as member of Oil Companies International Marine Forum (OCIMF) The leading international marine HSE organization Preferred provider for hot /dirty products with several Major Integrateds U.S. Gulf Coast certified & fully vetted with Major Integrated customers Currently amidst a four-year plan for fleet modernization & upgrades MMLP 317 - Inland Tow Texan / Ponciana - Blue Water Tow

MMLP - Sulfur Services MMLP's Sulfur Services segment includes the following key assets 3 sulfur prillers with a combined prilling capacity of 5,000 tons per day 6 sulfur-based fertilizer production plants 1 sulfuric acid plant 1 emulsified sulfur blending plant 1 offshore tug barge unit, 1 inland pushboat and 2 inland tank barges Profitability Drivers for Sulfur Services include Worldwide fertilizer demand Heavy industry demand Refinery utilization Refinery expansions/sophistication EBITDA to MMLP (1) (in millions) 2006: $9.3 2007: $14.2 2008: $37.7 1H09: $9.4 (1) Excludes gains (losses) from sale of assets and gains (losses) from involuntary conversion of assets. 20

21 Pending MMLP $325MM Credit Facilities Refinancing MMLP's existing revolving credit facility and term loan mature in November of 2010. The Partnership has now actively begun the refinancing process MMLP has selected Wells Fargo Securities & Royal Bank of Canada to act as Joint Lead Arrangers on the upcoming transaction. Formal syndication process will commence in next several days We envision a three-year facility (two year extension) with substantially similar terms and conditions to the existing facility. The new deal will likely be a revolving credit facility only at current 'market' level economics Anticipated closing is October 30, 2009 The GP (MRMC) is and will be fully supportive of MMLP's capital structure and capital raise

22 MMLP calculates EBITDA as follows: net income (as reported in its Consolidated Statements of Operations) plus interest expense (as reported in its Consolidated Statements of Operations), less equity in earnings of unconsolidated entities (as reported in its Consolidated Statements of Operations), plus depreciation and amortization (as reported in its Consolidated Statements of Operations). MMLP currently owns 50% partnership interests in Waskom Gas Processing Company ("Waskom"), Matagorda Offshore Gathering System ("Matagorda"), and Panther Interstate Pipeline Energy LLC ("PIPE"). MMLP also owns a 20% interest in a partnership that owns lease rights to the Bosque County Pipeline ("BCP"). All of these interests are accounted for by the equity method of accounting. As such, MMLP does not include any portion of the net income from these interests in its operating income as reported in its Consolidated Statements of Operations. However, because MMLP receives distributions in-kind and cash distributions from its ownership interests in these partnerships, MMLP includes these distributions in its calculation of Adjusted EBITDA. MMLP calculates Adjusted EBITDA as follows: EBITDA (as defined above), plus distribution in-kind from equity investments (as reported in its Consolidated Statements of Cash Flows), plus distributions from unconsolidated entities (as reported in its Consolidated Statements of Cash Flows), plus return of investments from unconsolidated entities (as reported in its Consolidated Statements of Cash Flows), plus non- cash derivatives (gain) loss (as reported in its Consolidated Statements of Cash Flows), less gain (loss) on disposition or sale of property, plant and equipment (as reported in its Consolidated Statements of Cash Flows). EBITDA & Adjusted EBITDA Disclosure MMLP reports its financial results in accordance with generally accepted accounting principles. However, from time to time, MMLP uses certain non-GAAP financial measures such as EBITDA and Adjusted EBITDA because MMLP's management believes that this measure may provide users of this financial information with meaningful comparisons between current results and prior reported results and a meaningful measure of MMLP's ability to meet its financial obligations. EBITDA and Adjusted EBITDA should not be considered an alternative to cash flow from operating activities or any other measure of financial performance in accordance with generally accepted accounting principles (GAAP) in the United States. Neither EBITDA or Adjusted EBITDA is intended to represent cash flows for the period, nor are they presented as an alternative to income from continuing operations. Furthermore, it should not be seen as a measure of liquidity or a substitute for comparable metrics prepared in accordance with GAAP. This information may constitute non-GAAP financial measures within the meaning of Regulation G adopted by the Securities and Exchange Commission. Accordingly, MMLP has presented herein, and will present in other information it publishes that contains this non-GAAP financial measure, a reconciliation of this measure to the most directly comparable GAAP financial measure.

23 GAAP Reconciliation to EBITDA

24